UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2005

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2005 the Company entered into Executive Agreements with certain of its executive officers that provide for continuation of compensation for various terms in the event of certain events following a change in control as defined in the agreement.

Individuals entering into the Executive Agreements are as follows: Peter G. Humphrey, President, CEO, and Chairman of the Board; James T. Rudgers, Chief of Community Banking; Ronald A. Miller, Chief Financial Officer; Thomas D. Grover, Credit Administrator & Risk Management Officer of National Bank of Geneva; and Martin K. Birmingham, President and CEO of National Bank of Geneva.

Item 1.02 Termination of a Material Definitive Agreement.

Effective June 25, 2005 the Employment Agreement between the Company and Peter G. Humphrey, President and CEO that was entered into on June 25, 1999 and subsequently renewed on March 25, 2002 and March 25, 2005 was terminated by mutual agreement, consistent with the Company’s current practice of entering into change of control agreements instead of employment contracts.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 Executive Agreement between Financial Institutions, Inc. and Peter G. Humphrey.
Exhibit 10.2 Executive Agreement between Financial Institutions, Inc. and James T. Rudgers.
Exhibit 10.3 Executive Agreement between Financial Institutions, Inc. and Ronald A. Miller.
Exhibit 10.4 Executive Agreement between Financial Institutions, Inc. and Thomas D. Grover.
Exhibit 10.5 Executive Agreement between Financial Institutions, Inc. and Martin K. Birmingham.
Exhibit 10.6 Agreement between Financial Institutions, Inc. and Peter G. Humphrey

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

June 30, 2005	By:	Ronald A. Miller

Name: Ronald A. Miller
Title: Executive Vice President & CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Executive Agreement between Financial Institutions, Inc. and Peter G. Humphrey
10.2	Executive Agreement between Financial Institutions, Inc. and James T. Rudgers
10.3	Executive Agreement between Financial Institutions, Inc. and Ronald A. Miller
10.4	Executive Agreement between Financial Institutions, Inc. and Thomas D. Grover
10.5	Executive Agreement between Financial Institutions, Inc. and Martin K. Birmingham
10.6	Agreement between Financial Institutions, Inc. and Peter G. Humphrey